Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - CLP ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
CURRENT TAX ASSETS AND LIABILITIES
Monthly provisional tax payments	$ 38,896,220	$ 52,950,410
Tax credit for absorbed profits	85,708,128	46,343,265
Tax credit for training expenses	2,668,941	470,142
Total	127,273,289	99,763,817
Income tax	17,995,833	17,677,920
Total	$ 17,995,833	$ 17,677,920